SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
           SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. ___________)

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
Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:
|_| Preliminary Proxy Statement                                      |_| Confidential, for Use of the Commission
                                                                         Only (as permitted by Rule 14a-6(e)(2)
|_| Definitive Proxy Statement
|X| Definitive Additional Materials
|_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
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                           GEOTEK COMMUNICATIONS, INC.
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
|X| No Fee Required
|_| Fee computed on table below per Exchange Act Rules 14(a)-6(i)(1) and 0-11.
    1) Title of each class of securities to which transaction applies:

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    2)  Aggregate number of securities to which transaction applies:

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    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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    4)  Proposed maximum aggregate value of transaction:

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    5) Total fee paid:

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|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)       Amounts Previously Paid:

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                           GEOTEK COMMUNICATIONS, INC.
                             102 Chestnut Ridge Road
                           Montvale, New Jersey 07645


                                                                   July 3, 1997

DEAR STOCKHOLDER:

         We previously sent you a Proxy Statement dated May 30, 1997 (the "Proxy Statement") relating to the Annual Meeting of Stockholders (the "Annual Meeting") of Geotek Communications, Inc. (the "Corporation") to be held on Wednesday, July 16, 1997 at 9:00 a.m., local time, at the Park Ridge Marriott, 300 Brae Boulevard, Park Ridge, New Jersey.

         As a result of developments since the time of the mailing of the Proxy Statement, we are providing you with the attached Amendment to Proxy Statement (the "Amendment") which, for the reasons set forth therein, removes Jonathan C. Crane as a nominee for election to the Corporation's Board of Directors under "PROPOSAL I: Election of Directors."

         Your vote is important, and we urge you to give the Proxy Statement and the Amendment your immediate attention. You have already received a proxy on which you can vote (whether or not you plan to attend the Annual Meeting) and you may have already returned the proxy. If you have misplaced the proxy previously sent to you or you wish to change your vote, please contact Robert Vecsler, Secretary of the Corporation, at (210) 930-9305 and Mr. Vecsler will provide you with a new proxy.

                                            Sincerely,

                                            /s/ Yaron Eitan

                                            YARON EITAN
                                            Chairman of the Board and
                                            Chief Executive Officer



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                           GEOTEK COMMUNICATIONS, INC.
                             102 Chestnut Ridge Road
                           Montvale, New Jersey 07645
                                 --------------

                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JULY 16, 1997
                                 --------------

                          AMENDMENT TO PROXY STATEMENT

         This is an Amendment to the Proxy Statement dated May 30, 1997 (the "Proxy Statement"), first mailed to the stockholders of Geotek Communications, Inc. (the "Corporation") on May 30, 1997, relating to the Corporation's annual meeting of stockholders to be held on July 16, 1997. Effective June 27, 1997, Jonathan C. Crane (the Corporation's President and Chief Operating Officer) resigned from his positions as an officer and director of the Corporation citing personal reasons and a desire to spend more time with his family. This Amendment removes Jonathan C. Crane as a nominee for election to the Corporation's Board of Directors and amends certain information set forth in the Proxy Statement as a result of Mr. Crane's resignation.

I. The information contained below amends the information set forth under "PROPOSAL I - ELECTION OF DIRECTORS" contained on pages 3 through 6 of the Proxy Statement.

         Jonathan C. Crane is hereby removed as a nominee for election to the Corporation's Board of Directors. Any and all references to Mr. Crane as a nominee set forth in the Proxy Statement are hereby deleted.

         As a result of this Amendment, the nominees for election to the Corporation's Board of Directors shall consist of Judith C. Areen, Walter E. Auch, George Calhoun, Purnendu Chatterjee, Winston J. Churchill, Yaron Eitan, Haynes G. Griffin, Richard Krants, Richard T. Liebhaber and William Spier.

         THE BOARD OF DIRECTORS OF THE CORPORATION UNANIMOUSLY RECOMMENDS THAT HOLDERS OF COMMON STOCK AND VOTING PREFERRED STOCK VOTE FOR THE NOMINEES TO THE BOARD OF DIRECTORS SET FORTH ABOVE. The directors and officers of the Corporation intend to vote their shares in favor of the election of such nominees to the Board of Directors.

         Except as described above, there are no other changes to the information set forth under "PROPOSAL I-Election of Directors" contained on pages 3 through 6 of the Proxy Statement.

II. The information contained below amends and supplements the information set forth under "EXECUTIVE COMPENSATION" contained on pages 14 through 18 of the Proxy Statement.

         The information contained under the discussion entitled "EXECUTIVE COMPENSATION" relating to Jonathan C. Crane is hereby amended and supplemented by the following:

         On June 25th, 1997, the Corporation and Mr. Crane entered into an Employment Separation and Release Agreement (the "Separation Agreement") pursuant to which Mr. Crane resigned from his positions as an officer and director of the Corporation effective as of June 27, 1997 (the "Effective Date"). Pursuant to the terms of the Separation Agreement, Mr. Crane will provide consulting services to the Corporation for a period of up to 12 months (the "Consulting Period"). During the Consulting Period, Mr. Crane will receive an annual base salary of $275,000 and be afforded all employee benefits offered to senior executives and key management employees, including, without limitation, disability insurance, hospitalization insurance, major medical insurance, medical reimbursement, survivor income, life insurance and any other benefit plan or arrangement. Mr. Crane will also be provided with an automobile and an allowance to cover all expenses and maintenance costs attributed thereto, as well as the cost of insuring such vehicle. In addition, Mr. Crane will be entitled to receive bonuses of up to $50,000 in certain circumstances. Mr. Crane also received an aggregate of $10,000 in exchange for certain releases and agreements contained in the Separation Agreement.

         Pursuant to the Separation Agreement, any and all options to purchase shares of the Corporation's Common Stock previously granted to Mr. Crane which had not vested as of the Effective Date were forfeited. Options to purchase an aggregate of 110,000 shares of the Corporation's Common Stock previously granted to Mr. Crane which had vested as of the Effective Date were amended to extend the termination dates thereof to June 27, 2000.

         Except as described above, there are no other changes to the information set forth under "EXECUTIVE COMPENSATION" contained on pages 14 through 18 of the Proxy Statement.



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         IF YOU PREVIOUSLY RETURNED YOUR SIGNED PROXY INDICATING A VOTE FOR ANY
OR ALL OF THE NOMINEES NAMED THEREIN (INCLUDING JONATHAN C. CRANE) AND WISH TO AFFIRM SUCH VOTE WITH THE ONLY CHANGE BEING THE REMOVAL OF YOUR VOTE FOR MR. CRANE, YOU NEED NOT TAKE ANY FURTHER ACTION. YOUR PREVIOUSLY RETURNED SIGNED PROXY WILL BE DEEMED A VOTE FOR ANY AND ALL NOMINEES INDICATED THEREIN EXCLUDING MR. CRANE.

         IF YOU HAVE NOT YET SUBMITTED YOUR SIGNED PROXY, PLEASE COMPLETE, SIGN, DATE AND MAIL THE PREVIOUSLY DELIVERED PROXY PROMPTLY, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. ANY AND ALL SIGNED PROXIES INDICATING A VOTE FOR ANY OR ALL OF THE NOMINEES NAMED THEREIN (INCLUDING JONATHAN C. CRANE) WILL BE DEEMED A VOTE FOR ANY AND ALL NOMINEES INDICATED THEREIN EXCLUDING MR. CRANE. IT IS IMPORTANT, IF YOU ARE A HOLDER OF SHARES OF COMMON STOCK OR PREFERRED STOCK, THAT YOU RETURN YOUR SIGNED PROXY PROMPTLY, REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

         IF YOU PREVIOUSLY RETURNED YOUR SIGNED PROXY AND WISH TO CHANGE YOUR VOTE, PLEASE CONTACT ROBERT VECSLER, SECRETARY OF THE CORPORATION, AT
(201) 930-9305 AND MR. VECSLER WILL PROVIDE YOU WITH A NEW PROXY.

             This Amendment to Proxy Statement is dated July 3, 1997
           and is first being mailed to the Corporation's stockholders on or about July 7, 1997.